A Top US Specialty Pharma Company Leveraging China Market Growth Opportunities Corporate Presentation January 2013 SciClone Pharmaceuticals Exhibit 99.2

Safe Harbor
This presentation contains forward-looking statements regarding expected financial results and expectations.
Readers are urged to consider statements that include the words “may,” “will,” “would,” “could,” “should,” “might,”
“believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “anticipates,” “intends,” “continues,” “forecast,”
“designed,” “goal,” “unaudited,”  “approximately” or the negative of those words or other comparable words to be uncertain and forward-looking. These statements are subject to risks and uncertainties that are difficult to predict and actual outcomes may differ materially. These include risks and uncertainties relating to: changes in results that may occur in completing the close of SciClone’s consolidated financial statements for fiscal year 2012 and completing the audit of SciClone’s consolidated financial statements for fiscal year 2012; the course, cost and outcome of regulatory matters; the Company’s ability to execute on its goals in China and on its objectives for revenue in fiscal 2013; the challenges presented by integrating an acquired business into existing operations;
the variability in earnings on a GAAP basis that may result from non-cash charges related to the NovaMed acquisition; the dependence on third-party license, promotion or distribution agreements including the need to renew such agreements; operating an international business; the clinical trial process, including the regulatory approval and the process of initiating trials at, and enrolling patients at, clinical sites; the effect of changes in its practices and policies related to the Company’s compliance programs and SciClone’s ability to attract and retain key personnel. SciClone cannot predict the timing or outcome of the SEC and DOJ investigations, or of the level of its efforts required to cooperate with those investigations, however the Company has incurred substantial expenses in connection with the investigations and related litigation and expects to incur additional expense and the investigations could result in fines and further changes in its internal control or other remediation measures that could adversely affect its business. Please also refer to other risks and uncertainties described in SciClone’s filings with the SEC. All forward-looking statements are based on information currently available to SciClone and
SciClone assumes no obligation to update any such forward-looking statements.

SciClone Today:
Earnings-Driven Specialty Pharma
Company with Growing China Commercial Business
Revenue & Profitability
Growth Track Record
Successful Products,
Pipeline, Partnerships
Established Multinational
Company
• Solid well-established business
fundamentals
• Continued top- and bottom-line
growth potential
• Strong cash balance: est.
>105MM at 12/31/13
• Excellent  investment
opportunity to participate
in fast-growing China
pharma market
• Large marketed portfolio
of in-licensed and proprietary
products; well-stocked
development pipeline
• Spans high growth markets:
CV, CNS, ID, oncology
• Lead product ZADAXIN
®
exceeding $100MM in sales
• Success in managing Chinese
regulatory and commercial
processes
• Focus on high quality
compliance and controls in US
and China
• Experienced, high caliber US
and China management teams
• Reputation for high quality
products compliant with
Western manufacturing
standards
• Strong market presence in
China since 1996

Positive Revenue and EPS Trends
2012
Guidance
2013
Guidance
2011 2010 2009 2008
($0.20)
($0.10)
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
$0MM
$20MM
$40MM
$60MM
$80MM
$100MM
$120MM
$140MM
$160MM
$180MM
Non-GAAP Basic EPS Revenue

*Basic
**Non-GAAP
***Excludes effect of share repurchases
Consistently Growing Profits and Cash Flow
FY 2013
Guidance
FY2012
Guidance
FY 2011 FY 2010 FY 2009
Revenue
$150 -$155MM $152 -$157MM $134MM $85MM $72MM
EPS*
$0.66 -$0.72** $0.62 -$0.68** $0.62** $0.44 $0.26
Cash &
Investments
>$105MM*** $87MM $67MM $57MM $32MM

6 Creating Shareholder Value through Share Repurchases and Cash Balances 2013 Estimate FY2012 FY 2011 Shares Repurchased 2.5MM 4.7MM 0.8MM Cash used in Repurchases $12.4MM $24.8MM $3.5MM

sanofi aventis		
Baxter		
Pfizer		
IROKO PHARMACEUTICALS, LLC		

SciClone PHARMACEUTICALS

Partnering Strategy to Drive Top Line
and Profitability
• Partner of choice positioning,
leveraging commercial and regulatory
expertise
• Renegotiating promotion agreements
to achieve more favorable terms and
increased profitability
• Sanofi: potential 1-year contract
extension being finalized; negotiation
of multi-year extension anticipated
in 2013
• Baxter: multi-year contract renewal
being finalized
• Pfizer: multi-year contract renewal
up for negotiation in 1Q13
Xatral Urology
Depakine CNS
Stilnox CNS
Tritace Cardiovascular
Holoxan Oncology
Mesna
Cancer
Supportive Care
Endoxan Oncology
Farlutal Oncology
Methotrexate Oncology
Daunoblastina Oncology
Estracyt Oncology
Leucovorin Oncology
Aggrastat Cardiovascular

Strategy for Continued Sales and Profit Growth
Build momentum for high-margin marketed portfolio in China
Increase profitability
Structure licensing and promotion agreements at favorable terms
Careful expense management to generate profits from promotion model
Opportunistic acquisition/in-licensing of branded products at profitable terms
Advance late-stage pipeline to fuel long-term growth
Tramadol approved for pain 1Q12
DC Bead approvalexpected for liver cancer
Optimize commercial operations and strategies
Recent high-caliber senior executive hires with multinational credentials
Search underway for new China CEO
Drive ZADAXIN growth
Develop future market leaders: Aggrastat, Stillnox
Build on the solid base for established products: Depakine
®

Product Portfolio: Current and Future Market Leaders 9

ZADAXIN	
DÉPAKINE® valproate de sodium	
STILNOX	
AGGRASTAT	

Tramadol	
DCBead™	
Loramyc	
RAPINYL	
RapidFilm	

SciClone® PHARMACEUTICALS

Product and Development Portfolios Span Large,
Growing Commercial Markets
Marketed Products
Development Products
Immunostimulant for HBV, HCV, cancer, vaccine adjuvant; proprietary product
Broad-spectrum anti-convulsant for epilepsy; bipolar disorder; exclusively promoted for Sanofi
Non-benzodiazepine hypnotic for sleep disorders; exclusively promoted for Sanofi
Intervention cardiology product; licensed from Iroko exclusively for China
Tramadol sustained release capsule for moderate to severe pain; licensed from Meda; approved 1Q12
Embolic drug-eluting bead for targeted delivery of cancer chemo; licensed from BTG/Biocompatibles
Miconazolelauriadmucoadhesivetablet for oropharyngeal candidiasis; licensed from BioAlliance
Fentanyl sublingual tablet for breakthrough cancer pain; licensed from Orexo
Oral film formulation of ondansetron for chemo-induced nausea; licensed from Applied Pharma Research

ZADAXIN (日 达 仙) in China – Premium Brand

THYMALFASIN FOR INJECTION
注射用胸腺法新
SciClone

SciClone Pharmaceuticals

•
Indications: HBV, HCV, certain cancers; vaccine
adjuvant
•
Proprietary to SciClone: registered in China 1996
•
High quality imported premium brand thymalfasin
•
Award-winning anti-counterfeiting label to protect
patient safety and security
•
Acts through TLR9 pathway
•
Effective in immune system compromised patients
•
Clinical demonstration of quality-of-life benefits
•
Immune stimulator for treatment in severe hepatitis
and oncology

日 达 仙

THYMALFASIN FOR INJECTION
日达仙 ZADAXIN
注射用胸腺法新
SCICLONE

SCICLONE PHARMACEUTICALS

ZADAXIN ( ) in China – Commercial
Growth Opportunity
•
Thymosins(ZADAXIN category) top 5 category
product in China
• Key advantage: high-quality Western manufacturing
• Highly differentiated: no imported competitors
• Sales reaching more than $100M
• 40%+ of RMB value share, 13% of volume share
despite heavy local generic competition
• Potential year-over-year growth 15-20%
• Penetrate deeper and wider into more departments
within hospitals in markets that can support premium
pricing
• Target tier 1 and 2 cities and smaller, rural areas
where market demand is growing
• Cross-sell with oncology sales force
•
Growth strategy:

Market  Advantages Potentially Driving
Increased Demand for ZADAXIN
•
Recent price reductions likely to increase volume and market penetration
• Increased affordability for broader range of hospitals and patients
• Strengthen provincial tendering strategies
• Independent listing from generics supports premium pricing
•
Leverage expanding indications for ZADAXIN: sepsis and
general surgery
•
Take advantage of government’s imposition of limitations on
antibiotic overuse
•
Thymalfasin recently confirmed in treatment guidelines for
hepatocellular carcinoma

Description
Commercial
Opportunity
• Broad spectrum treatment for epileptic
attacks and syndromes; bipolar disorder
• Licensed from Sanofi-Aventis; exclusive
China promotion rights
• Year of China registration: 2008
Depakine
®
– CNS Market Leader
• SciClone’s 2
nd
largest product:
sales grew ~28% CAGR over last 3years
• Most widely prescribed broad-spectrum
anticonvulsant in China
• Large underserved market in 2nd tier cities
• Market share: 40%+
• 30% potential year-over-year market growth

AGGRASTAT®
(tirofiban, MSD)

IROKO
盐酸替罗非班注射液
50mL : 12.5mg

SciClone® PHARMACEUTICALS

Description • Intervention cardiology product
• Fast acting, reversible IIb/IIIa inhibitor that disaggregates platelet thrombi and improves myocardial perfusion
• Improves results of those at high risk of MI 3-4 days post-
acute angina (including patients facing early PTCA)
• Licensed from Iroko; exclusive China distribution rights
• Year of China registration: 2009
Aggrastat
®
–Future Cardiovascular Market Leader
Commercial
Opportunity

• Significant long-term growth potential in fast-
growing stent market
• >150,000 angioplasty procedures in China
per year
• Competition: 1st and only imported, China-
approved IIb/IIIainhibitor
• ReoPro, Integrilin at least 5-7 years behind
• Plans to re-launch, accelerate provincial tendering
• Potential year-over-year market growth: 20%+

STILNOX®
思诺思®
酒石酸唑吡坦片
Zolpidem Tartrate Tablets
10mg
赛诺菲 安万特
sanofi aventis
20片

Description
Stillnox
®
–Market Leader in Sleep Disorders
Commercial
Opportunity
• Non-benzodiazepine hypnotic
• Exclusively promoted for Sanofi-Aventis
• Year of China registration: 2008
High growth potential in tier 1
cities and  large institutions; strong
efficacy, favorable side-effect profile
Market share 35%
Potential year-over-year
growth:15%

Path to Continued Earnings Growth and Value Creation 17

•
Predicted to grow at least 15-20% compared to essentially
flat US, EU markets
• Increased consumer demand
• Broader access to health care services
•
Current and future growth largely located in second-tier and rural areas
•
Growing demand for imported pharmaceutical brands, which are widely favored by patients and physicians over locally
manufactured generic products
•
SciClonesuccessfully expanding market access throughout
China with successful “wider/deeper” strategy
China Pharma Market is Major Growth
Opportunity for SciClone

Established Multinational Company Ranking in
Top Tier in China Market
•
US corporate headquarters: China operations report into US
• Experienced international management teams in US and China
• Attracting leading local management talent in China
• Strong commercial, regulatory, reimbursement capabilities
•
Compliance and financial controls policies are top-tier
• SEC-regulated, Sarbanes-Oxley compliance
• US GAAP accounting standards
• Continually improving policies, training and practices company-wide
•
Business practices and standards similar to multinational peers;
superior to local companies
•
Excellent reputation for high quality products compliant with
Western manufacturing standards
• Focus on strict FCPA compliance

•
Build on our well established commercial, regulatory management strengths
•
Take advantage of growth trends in the China pharmaceutical market
• Deploying experienced sales and marketing teams to key geographies
•
Further capitalize on our reputation as a provider of high quality, premium brands
•
Continue to deliver shareholder value by
• Returning to high sales growth rates
• Building earnings per share
• Achieving strong positive cash flows
• Increasing China product pipeline
Strategy to Leverage China Pharma Market
Growth Opportunties

SciClone: Unique Investment Opportunity to
Participate in Growing China Pharma Market
US-based,
China-focused
Profitable
with
Significant
Growth
Potential
Broad
Portfolio of
Marketed
Products
Promising
Late-Stage
Pipeline
A Partner
of Choice
for
In-Licensing
Strong
Balance Sheet

SciClone Pharmaceuticals